ARIEL INVESTMENT TRUST

IMPORTANT NOTICE REGARDING CHANGE IN FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS

ARIEL INTERNATIONAL FUND AND ARIEL GLOBAL FUND

Supplement dated November 29, 2016 to

Prospectus and Statement of Additional Information

dated February 1, 2016 (as supplemented)

Effective November 29, 2016, Ariel Investment Trust’s investment adviser, Ariel Investments, LLC, has contractually agreed to change the fee waivers and/or expense reimbursements (“expense caps”) that it provides to the Investor Class and Institutional Class of Ariel International Fund and Ariel Global Fund (each, a “Fund” and collectively, the “Funds”) by lowering the contractual expense caps for a portion of fees and/or operating expenses of each Fund (excluding acquired fund fees and expenses, brokerage, interest, taxes, distribution plan expenses, and extraordinary items). If a Fund incurs expenses excluded from the expense cap agreement, the net annual Fund operating expenses could exceed the expense caps. The new contractual expense cap arrangements will continue through the end of each Fund’s fiscal year ending September 30, 2018.

The following chart illustrates the change in the contractual expense caps:

Fund	Current Contractual Expense Caps	New Contractual Expense Caps Effective 11/29/16
Ariel International Fund
Investor Class	1.25%	1.13%
Institutional Class	1.00%	0.88%
Ariel Global Fund
Investor Class	1.25%	1.13%
Institutional Class	1.00%	0.88%

Please retain this Supplement with your Prospectus

and Statement of Additional Information for future reference.